UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 20, 2015
Date of Report (Date of earliest event reported)

BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	012183	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Suite 106 Purchase, New York 10577
(Address of principal executive offices) (Zip Code)

(914) 468-4009
Registrant's telephone number, including area code

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2015 (the "Effective Date"), Bovie Medical Corporation (the "Company") and Nikolay Shilev entered into and consummated a Share Purchase Agreement (the "Purchase Agreement") whereby the Company acquired all of the outstanding equity interests of Bovie Bulgaria EOOD, a limited liability company incorporated under Bulgarian law ("Bovie Bulgaria"). Pursuant to the terms of the Purchase Agreement, the Company agreed to pay Mr. Shilev an aggregate of €500,000 payable as follows: (i) €375,000 payable within three (3) business days after the effective registration of the Company as the sole shareholder of Bovie Bulgaria and (ii) €125,000 payable on the five (5) year anniversary of the Effective Date.

In conjunction with the execution and consummation of the Purchase Agreement, the Company caused Bovie Bulgaria to enter into a Management Agreement with Mr. Shilev (the "Management Agreement"). Pursuant to the terms of the Management Agreement: (i) Mr. Shilev shall be engaged by the Company for a period of five (5) years; (ii) the Company agreed to pay Mr. Shilev an annual base salary of €125,000; (iii) Mr. Shilev shall be entitled to, subject to certain limitations, an annual performance based bonus equal to twenty percent (20%) of Mr. Shilev's base salary; (iv) as an inducement to enter into the Management Agreement, the Company awarded Mr. Shilev a restricted stock grant of 225,922 shares of the Company's common stock, with such restricted stock vesting ratably over a five (5) year period and subject to forfeiture upon Mr. Shilev's Management Agreement being terminated for Cause or without "Good Reason" (as each is defined in the Management Agreement); and (v) the Company agreed to provide severance payments in the event of certain termination events as set forth in the Management Agreement.

The description of the Purchase Agreement and Management Agreement described in this Item 1.01 is a summary of the material terms and do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the Management Agreement filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Share Purchase Agreement by and between Bovie Medical Corporation and Nikolay Shilev dated October 20, 2015
10.2	Management Agreement by and between Bovie Bulgaria, EOOD and Nikolay Shilev dated October 20, 2015
10.3	Restricted Stock Agreement by and between Bovie Medical Corporation and Nikolay Shilev dated October 20, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOVIE MEDICAL CORPORATION

Date: October 23, 2015	By:	/s/ Robert L. Gershon
Robert L. Gershon
Chief Executive Officer